                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                  ____________


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) February 10, 2003


  AMERICAN EXPRESS                               AMERICAN EXPRESS RECEIVABLES
   CENTURION BANK                                  FINANCING CORPORATION II


      (as Originators of the American Express Credit Account Master Trust)
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)
                                  on behalf of
                  American Express Credit Account Master Trust


      Utah                 11-2869526       333-76238-02                   Delaware              13-3854638        333-76238-01
(State or Other         (I.R.S. Employer    (Commission                (State or Other        (I.R.S. Employer      (Commission
Jurisdiction of          Identification     File Number)               Jurisdiction of         Identification      File Number)
Incorporation or             Number)                                   Incorporation or            Number)
 Organization)                                                           Organization)
                  4315 South 2700 West                                                 World Financial Center
               Salt Lake City, Utah 84184                                                 200 Vesey Street
                     (801) 945-3000                                                   New York, New York 10285
                                                                                           (212) 640-2000

                                         (Address, Including Zip Code, and Telephone Number,
                                Including Area Code, of each Registrant's Principal Executive Offices)

                 6985 UnionPark Center                                                        N/A
                  Midvale, Utah 84047                            (Former Name or Former Address, if Changed Since Last Report)
                    (801) 565-5000
(Former Name or Former Address, if Changed Since Last Report)


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INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.           Not Applicable.

Item 2.           Not Applicable.

Item 3.           Not Applicable.

Item 4.           Not Applicable.

Item 5. On February 10, 2003, the Registrant made available to prospective investors a series term sheet setting forth a description of the collateral pool and the proposed structure of $759,000,000 aggregate principal amount of Class A Floating Rate Asset Backed Certificates, Series 2003-1, and $73,600,000 aggregate principal amount of Class B Floating Rate Asset Backed Certificates, Series 2003-1, of the American Express Credit Account Master Trust. The series term sheet is attached hereto as Exhibit 99.01.

Item 6.           Not Applicable.

Item 7.           Exhibit.

The following is filed as an Exhibit to this Report under Exhibit 99.01.

         Exhibit  99.01    Series Term Sheet, dated February 10, 2003,
                           Class A Floating Rate Asset Backed Certificates, Series 2003-1, and the Class B Floating Rate Asset Backed Certificates, Series 2003-1, of the American Express Credit Account Master Trust.

Item 8.           Not Applicable.

Item 9.           Not Applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                    American Express Centurion Bank,
                                    on behalf of the American Express
                                    Credit Account Master Trust


                                    By: /s/ Maureen A. Ryan
                                        --------------------------------
                                    Name:   Maureen A. Ryan
                                    Title:  Assistant Treasurer

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                    American Express Receivables Financing
                                        Corporation II
                                    on behalf of the American Express Credit
                                    Account Master Trust


                                    By: /s/ John D. Koslow
                                    ------------------------------------
                                    Name:   John D. Koslow
                                    Title:  Vice President and Treasurer

                                  EXHIBIT INDEX


Exhibit                    Description
-------                    -----------

Exhibit 99.01 Series Term Sheet, dated February 10, 2003, with respect to the proposed issuance of the Class A Floating Rate Asset Backed Certificates, Series 2003-1, and the Class B Floating Rate Asset Backed Certificates, Series 2003-1, of the American Express Credit Account Master Trust.